UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 15, 2021
Romeo Power, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38795	83-2289787
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4380 Ayers Avenue Vernon, CA 90058	90058
(Address of principal executive offices)	(Zip Code)
(833) 467-2237
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	RMO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 15, 2021, Romeo Power, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on two proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 30, 2021.

As of the close of business on April 26, 2021, the record date for the Annual Meeting, there were 130,546,531 shares of the Company’s common stock outstanding, each of which was entitled to one vote with respect to each proposal. A total of 72,387,738 shares of common stock, representing approximately 55% of the shares of Common Stock entitled to vote, were present in person or by proxy, constituting a quorum.

The voting results for the proposals voted on at the Annual Meeting are set forth below:

1.The Election of Directors – To approve the election of nine directors to serve until the next annual meeting of stockholders and until his or her successor is elected or appointed. The nominees were elected, based upon the following votes:

Name	For	Withheld	Broker Non-Votes
Lionel E. Selwood, Jr.	37,594,282	6,118,795	28,674,661
Lauren Webb	42,532,152	1,180,925	28,674,661
Robert S. Mancini	38,152,556	5,560,521	28,674,661
Susan S. Brennan	43,351,627	361,450	28,674,661
Brady Ericson	38,483,397	5,229,680	28,674,661
Donald S. Gottwald	38,530,048	5,183,029	28,674,661
Philip Kassin	38,227,374	5,485,703	28,674,661
Timothy E. Stuart	38,549,294	5,163,783	28,674,661
Paul S. Williams	38,512,631	5,200,446	28,674,661

2.Ratification of Appointment of Independent Registered Public Accounting Firm - To approve the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. This proposal was approved based on the following votes:

For	Against	Abstain	Broker Non-Votes
71,509,494	688,692	189,552	N/A

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROMEO POWER, INC.

Date:	June 17, 2021	By:	/s/ Lauren Webb
		Name:	Lauren Webb
		Title:	Chief Financial Officer